Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  February 19, 2004
                                                 -------------------------------


                            PATIENT INFOSYSTEMS, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-22319                  16-1476509
        ---------------                 -------                 ------------
        (State or Other         (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


46 Prince Street, Rochester, New York                        14607
----------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200
                                                    --------------

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         See Exhibit Index.

ITEM 9.  REGULATION FD DISCLOSURE.

     Attached   hereto  as  Exhibit   99.1  are  slides   presented  by  Patient
Infosystems, Inc. on February 19, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATIENT INFOSYSTEMS, INC.

Date:  February 19, 2004                   By: /s/ Roger L. Chaufournier
                                               -------------------------
                                                  Roger L. Chaufournier
                                                  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99.1  Slides presented by Patient Infosystems, Inc. on February 19, 2004